UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2011

Energizer Holdings, Inc.

(Exact name of Registrant as specified in its charter)

MISSOURI	1-15401	43-1863181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 7, 2011, the Nominating and Executive Compensation Committee (the “Committee”) of the Board of Directors of Energizer Holdings, Inc. (the “Company”) met and considered compensation issues with respect to the Company’s executive officers.

(A) The Committee established the annual salaries and bonus targets of the executive officers for the 2012 fiscal year. The new annual salaries for the executive officers that were the “named executive officers” in the Company’s most recently filed proxy statement in connection with its 2011 Annual Meeting of Shareholders, are as follows: W. Klein, $1,100,000, bonus target 115%; J. McClanathan, $525,000, bonus target 80%; D. Sescleifer, $525,000, bonus target 80%; D. Hatfield, $525,000, bonus target 80%, G. Stratmann, $425,000, bonus target 60%.

(B) The Committee also determined adjusted EPS targets in connection with (i) the potential payout levels relating to the Company performance component of the Company’s 2012 Annual Cash Bonus Program (the “Annual Program”) adopted pursuant to the Executive Officer Bonus Plan (the “Bonus Plan”) and (ii) the performance restricted stock equivalent awards granted at the November 7, 2011 meeting under the Company’s Amended and Restated 2009 Incentive Stock Plan. When determining the adjusted EPS targets, the Committee took into account the continued challenging economic and business climate, the relative performance of the Company’s peer companies, and the need to set targets at levels that motivate and retain key employees.

The Company performance component under the Annual Program will continue to be paid out only if the threshold adjusted EPS goal for fiscal 2012 (as previously disclosed, equal to final fiscal year 2010 EPS results, or $5.72) is achieved, with payment at that threshold of 10% of the 70% of the individual’s bonus target. Payment percentages will increase proportionately, in 1/10th of 1% increments, to 100% of the 70% if the target adjusted EPS goal (set at 7% over fiscal year 2010 results) is achieved, and to 200% of the 70% if the “stretch” adjusted EPS goal (set at 14% over fiscal year 2010 results) is achieved.

The threshold adjusted EPS cumulative annual growth rate (“CAGR”) for the three-year performance period relating to the performance restricted stock equivalent awards was set at 5% adjusted EPS CAGR, with approximately 16.5% of the performance equivalents vesting at that level of performance, and no equivalents vesting for performance below that threshold. Target adjusted EPS CAGR performance was set at 7% (with 50% of performance equivalents vesting), and “stretch” adjusted EPS CAGR performance at 12% (with 100% of performance equivalents vesting).

The description of the Bonus Plan set forth herein is qualified in its entirety by the full text of the Bonus Plan, a copy of which is listed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Certain other terms of the Annual Program are described on the Company’s Current Report on Form 8-K filed on October 21, 2011. The description of the performance restricted stock equivalent awards set forth herein is qualified in its entirety by the full text of the form performance restricted stock equivalent award agreement, a copy of which is listed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: November 8, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended Executive Officer Bonus Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 15, 2008).

10.2	Form of Performance Restricted Stock Equivalent Award Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 21, 2011).